UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            August 9, 2013

INTRALINKS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware 001-34832 20-8915510

(State or other jurisdiction of incorporation) (Commission File No.) (IRS Identification No.)

150 East 42nd Street, 8th Floor, New York, NY 10017

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 543-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 9, 2013, at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Intralinks Holdings, Inc. (the “Company”) approved the amendment and restatement of the Intralinks Holdings, Inc. 2010 Employee Stock Purchase Plan (the “Amended 2010 Plan”).

Pursuant to the terms of the Amended 2010 Plan, the maximum number of shares reserved for issuance thereunder is 1,000,000 (representing an increase of 600,000 shares). If the Company’s capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the Amended 2010 Plan will be appropriately adjusted.

A detailed summary of the material features of the Amended 2010 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2013. That summary and the foregoing description are qualified in their entirety by reference to the text of the Amended 2010 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on August 9, 2013. A total of 51,616,366 shares of the Company’s common stock were present or represented by proxy at the Annual Meeting, representing approximately 92.86% of the total outstanding eligible votes. At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as described below.

1.    The Company’s stockholders re-elected each of the following Class III members to the Board of Directors of the Company to hold office until the 2016 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Nominee	FOR	WITHHELD	BROKER NON-VOTE
Ronald W. Hovsepian	43,445,504	500,974	7,669,888
Brian Conway	43,780,193	166,285	7,669,888
Peter Gyenes	41,754,427	2,192,051	7,669,888

2.    The Company’s stockholders approved the non-binding, advisory resolution on the compensation of the Company’s named executive officers.

FOR	ABSTAIN	AGAINST	BROKER NON-VOTE
41,199,904	2,458,733	287,841	7,669,888

3.    The Company’s stockholders approved the amendment and restatement of the Intralinks Holdings, Inc. 2010 Employee Stock Purchase Plan to increase the number of shares that may be issued under the plan by 600,000 shares.

FOR	ABSTAIN	AGAINST	BROKER NON-VOTE
42,622,857	1,113,314	210,307	7,669,888

4.    The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Company’s 2013 fiscal year.

FOR	ABSTAIN	AGAINST
51,567,070	32,328	16,968

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

10.1 Amended and Restated Intralinks Holdings, Inc. 2010 Employee Stock Purchase Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 13, 2013
INTRALINKS HOLDINGS, INC.

By: /s/ Scott N. Semel
Scott N. Semel
Executive Vice President,
General Counsel and Secretary